UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21385

Foresight Funds, Inc.
--------------------------------------------------
(Exact name of registrant as specified in charter)

1634 Pebble Chase Dr. Katy, TX                77450
------------------------------------------------------
(Address of principal executive offices)    (Zip code)

Michael M. Bissell 1634 Pebble Chase Dr. Katy, TX 77450
--------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: 281-398-0922

Date of fiscal year end: 12/31/06

Date of reporting period: 6/30/06

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.



                              Foresight Value Fund

                       Finance Your Future With Foresight

                              1634 Pebble Chase Dr.
                                 Katy, TX 77450


                               SEMI-ANNUAL REPORT
                                 June 30, 2006

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006


Dear Fellow Shareholders:

A year ago we characterized the six month performance of the Fund's investments as a "kiddie" roller coaster ride - a series of small ups and downs. Though not a Texas Cyclone, the ups and downs these past six months were a mite steeper! The Fund's total return over the past six months was 4.27%, whereas the S&P 500 Index posted a total return of 2.71% over the same period of time. However, during this period the Fund experienced a year-to-date performance high of 12.47% and a low of -1.81%, with the high and low occurring about a month apart. Many academics and investors consider volatility in returns to be synonymous with investment risk. We consider investment risk as the probability of experiencing a permanent loss of capital. Volatile returns can result in a permanent loss of capital, even if the long-term trend for an investment is positive, given two conditions. First, one's investment horizon, the length of time an investment is planned to be held, is short. Second, the volatility includes decreases in market value of similar magnitude to any increases. For short-term investors, there is a chance that an investment could suffer a decrease in market value between purchase and sale. However, if an investment's volatility is due to large positive changes in market value and relatively insignificant negative changes, then even holding over a short period of time would likely result in appreciation of capital. A short-term investor would probably consider investing in the Foresight Value Fund as risky, and rightly so. After all, he or she may have purchased shares when the Fund's year-to-date performance was 12.47% and sold a month later when the Fund's performance had temporarily turned negative. It is precisely for this reason that we only recommend the Fund for long-term investors.

The graph and chart on the next page compare the performance of the Fund with the S&P 500 Index. The graph compares the growth of a hypothetical $10,000 invested in the Fund and the S&P 500 Index from the Fund's inception date of January 15, 2004 through June 30, 2006. The chart compares total returns from December 31, 2005 through June 30, 2006 (most recent six months), for the past year and from the Fund's inception date of January 15, 2004 through June 30, 2006. Both presentations assume that dividends and capital gain distributions are reinvested. The Fund's returns are net of expenses, whereas the S&P 500 Index returns assume no expenses are incurred by investors.

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006

               Comparison of the Growth of a $10,000 Investment in the
                     Foresight Value Fund and the S&P 500 Index

                                [GRAPH OMITTED]

                                  Foresight Value Fund    S&P 500 Index
                                  --------------------    -------------

     01/15/04 Inception Date            $10,000              $10,000
     06/30/04                           $10,800              $10,174
     12/31/04                           $11,794              $10,906
     06/30/05                           $11,828              $10,817
     12/31/05                           $11,528              $11,441
     06/30/06                           $12,220              $11,751


                      Total Returns (Dividends Reinvested)
                          Periods Ending June 30, 2006


                                 Most Recent     1 Year     Since Inception
                                 Six Months                (January 15, 2004)
                                 ------------   --------   ------------------

     Foresight Value Fund           4.27%         1.62%          7.76%

     S&P 500 Index                  2.71%         8.63%          6.78%


Past performance does not predict future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. "Most Recent Six Months" figures are not annualized. "Since Inception" figures are average annual returns.

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006

During the past six months we liquidated our holdings in eight companies, added nine new holdings and increased our position in one company.

Positions which have been eliminated from the portfolio include Autozone, Blockbuster, Dana Corporation., Doral Financial, Freeport McMoRan Copper & Gold, Goodyear Tire & Rubber, Sanderson Farms and Tellabs. Autozone, Freeport McMoRan, Goodyear and Tellabs were sold at prices we believed were approaching our estimate of their intrinsic values. We became impatient with Blockbuster's progress in replacing revenues lost subsequent to eliminating late fees and were uneasy with their high debt load. We were surprised, as were many other investors, by Dana's declaration of bankruptcy - a case of a company with a high debt load (yes, we have learned our lesson!) which became unsupportable when conditions in the auto parts industry deteriorated. Although we consider Doral Financial and Sanderson Farms to be undervalued, we sold our positions in order to invest in other companies we believe to be more attractive.

The new additions to the portfolio were Anheuser-Busch Companies, Bradley Pharmaceuticals, Consolidated-Tomoka Land Company, Dell, JAKKS Pacific, Mellon Financial, Microsoft, Pioneer Drilling and Whiting Petroleum. It seems the market has been having a fire sale for the stock of large, well known companies with great brands. We purchased Anheuser-Busch, Dell and Microsoft at prices we consider to be substantially below their intrinsic values. Analysts and investors have marked down the prices of these stocks fearing slowing growth of earnings. We believe that the competitive advantage these companies hold due to their respected brands, leading market shares and world class marketing and distribution organizations will allow continued growth in revenues and earnings for many years to come, albeit, not necessarily increasing or positive every quarter, which is what the market prefers to see. Anheuser-Busch Companies is a worldwide brewer and distributor of beer, best known for their Budweiser brand (their stock ticker symbol is "BUD"!). Dell is another well known brand and is the world's leading provider of personal computers. Microsoft is the world leader in computer software and has recently entered into the hardware market with their Xbox video gaming systems.

Bradley Pharmaceuticals specializes in the acquisition, development and marketing of drugs in the dermatologic, podiatric, gastrointestinal and

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006

respiratory lines. Their forte is acquiring and developing non-strategic brands of pharmaceuticals and marketing these products using their extensive sales force to niche physician specialists. Bradley Pharmaceuticals trades near book value and carries low debt net of cash and investments.

Consolidated-Tomoka Land Company is primarily engaged in the conversion of agricultural lands to income properties, real estate land sales and development, golf course operations and agriculture operations, all primarily in Florida. They own 11,800 acres of land, primarily within the City of Daytona Beach, Florida. We believe the company is trading at prices which significantly undervalue these land holdings. Consolidated-Tomoka is very nearly debt free.

JAKKS Pacific is a manufacturer of toys. Although they are number four in their industry behind Mattel, Hasbro and Marvel, their stock is trading for less than book value, their forward P/E ratio (price divided by forecast earnings for the next 12 months) is less than ten and their balance sheet is clean with cash exceeding debt.

Mellon Financial Corporation is a holding company for Mellon Bank which offers banking and financial services, including asset management, to corporations, institutions and high net worth individuals. We believe Mellon to be significantly undervalued considering the amount of assets under their management.

Pioneer Drilling owns and operates a fleet of onshore oil and gas drilling rigs under contract to exploration and production companies in Texas, Oklahoma and the Rocky Mountains. We believe that Pioneer is trading at prices significantly below its intrinsic value. Their forward P/E ratio is less than seven and their balance sheet carries zero debt.
Although we sold our holdings in Whiting Petroleum last year, we recently established a new position in the company. As oil and gas prices have shown the ability to remain near current levels and Whiting has added to their reserves at favorable prices, our estimate of Whiting's intrinsic value has increased.

Continued weakness in the automotive parts market has allowed us to increase our position in Superior Industries International, a leading supplier of cast and

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006

forged aluminum wheels to North American automobile and light truck manufacturers. Superior has zero debt and a substantial amount of cash.

Our top performing investments over the past six months were Seitel, General Motors, Tellabs, El Paso and Technitrol. As was the case for the six month period ending last December, Seitel, a leading provider of seismic data and related geophysical services to the oil and gas industry, continued to improve their business as a result of historically high oil and gas prices.

Although one of our poorer performers last year, increased confidence that General Motors will be able to execute a turnaround in their business has led to an increase in their share price this year. Also, GM has posted positive operating earnings for the first two quarters of this fiscal year.

Tellabs, a world leader in the design and provision of telecommunications products, improved their profitability during the year as a result of increased spending by telecommunications companies such as Verizon and AT&T (formerly SBC Communications).

El Paso, the leading gas pipeline company in North America, with major oil and gas exploration and production operations, benefited from historically high oil and gas prices. Also, the sale of non-core assets in power and energy trading has allowed for continued reduction in their debt.

Technitrol, a manufacturer of passive magnetic components and electrical contact products, has exceeded market expectations for profitability. As a result, their stock price has risen, although still below what we calculate as representing the company's intrinsic value.

Our poorest performers for the past six months were Dana, UnumProvident, Sanderson Farms, Bradley Pharmaceuticals and Nortel Networks. As we mentioned earlier, Dana surprised many investors with their declaration of bankruptcy. As a result, we exited our position with a significant loss. We exercised poor judgment in believing that Dana's cash on hand would allow them to ride through the downturn in the automotive parts industry, which continues to this day. A debt laden balance sheet, unless substantially covered

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006

by cash or readily liquidated assets, can be a prescription for disaster in a cyclical industry.
The performance of UnumProvident, a leading provider of group and individual disability insurance in the United States and the United Kingdom, has been the opposite of General Motors over the past six months as compared to the previous six months. Whereas GM was one of our top performers this period and one of the worst last period, UnumProvident was one of our top performers last period and one of our poorer this period, although our total returns in both securities have been positive since their acquisition. This supports our belief that short-term investors may require a considerable amount of luck if they wish to avoid permanent loss of capital due to temporary decreases in the market prices of their investments. UnumProvident reported that improvements in the profitability of their U.S. brokerage business would take longer than they initially expected. This news resulted in lowered market expectations and a corresponding decrease in share price. We believe UnumProvident remains an attractive long-term investment, as it currently trades below book value and is profitable.

Sanderson Farms was adversely affected by the worldwide fear of the avian flu virus and the resulting decline in demand for chicken. As mentioned above, we sold our shares in the company in order to purchase other investments which were, in our opinion, more attractive.

Bradley Pharmaceuticals has been priced lower by the market since our purchase due to investor concern that increased product returns from distributors is indicative of lowered market demand. Although Bradley faces competition from generic drug manufacturers, we believe that new product launches and their proven ability to grow sales, even when competing with generics, will validate our estimates of their intrinsic value, which is significantly higher than their current market value.

Nortel Networks experienced significant declines in the market price of their shares subsequent to announcing the settlement of global shareholder class action lawsuits stemming from prior accounting irregularities, for $2.4 billion in cash and equity. We continue to believe that Nortel can successfully turn around their business under the leadership of their CEO, Mike Zafirovski, who

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006


has undertaken a needed management housecleaning and is in the process of restructuring Nortel to focus on their most profitable business lines.


As we expected and opined in our previous report, the growth in the United States' economy has moderated as the effects of increased interest rates and high commodity and energy prices have taken hold. Recently the Federal Reserve paused after 17 consecutive increases in interest rates. Should this pause prove not to be just a temporary respite, it could provide a boost to equity markets. However, our concern is that any such boost could be short-lived due to economic pressures resulting from continued large federal deficits. Nevertheless, we will continue to seek out investment opportunities in undervalued companies with strong balance sheets, both characteristics being even more important than usual when economic conditions are uncertain.

If you have any questions or comments concerning the Fund, our strategies, our portfolio of securities and the financial results presented, or to obtain a current prospectus, please do not hesitate to give us a call at 1-877-FSV-FUND.


Sincerely yours,




Michael M. Bissell, CFA
President
Foresight Funds, Inc.

August 18, 2006

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006

                    Portfolio Holdings by Industry Sector
            Percent of Total Investments as of June 30, 2006

                       Basic Materials .......... 24.92%
                       Conglomerates ............  0.00%
                       Consumer Goods ........... 21.81%
                       Financial ................ 19.87%
                       Healthcare ...............  7.73%
                       Industrial Goods .........  0.00%
                       Services .................  3.00%
                       Technology ............... 21.83%
                       Utilities ................  0.00%
                       Cash Equivalents .........  0.84%


Expense Example

As a shareholder in the Fund, you will incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2006 through June 30, 2006.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, which, although they do not apply to our no-load Fund, may apply to other funds. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.



	                        Beginning        Ending       Expenses
                                 Account         Account        Paid
                                  Value           Value        During
                                 1/1/2006       6/30/2006      Period*
                                ---------      ----------     --------

Actual	                        $1,000.00	$1,103.70       $6.86

Hypothetical
(5% return before expenses)	$1,000.00	$1,018.17	$6.26



* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006

                             Schedule of Investments
                            June 30, 2006 (Unaudited)


                                                      SHARES        MARKET VALUE
                                                      ------        ------------
COMMON STOCKS - 99.12%


     APPLICATION SOFTWARE - 3.21%

     Microsoft Corp. ................................   1200           $  27,960
                                                                       ---------
     AUTO MANUFACTURERS (MAJOR) - 6.83%

     General Motors Corp. ...........................   2000           $  59,580
                                                                       ---------
     AUTO PARTS - 4.20%

     Superior Industries International ..............   2000           $  36,580
                                                                       ---------
     BEVERAGES (BREWERS) - 4.18%

     Anheuser-Busch Companies .......................    800           $  36,472
                                                                       ---------
     COMMUNICATION SERVICES - 4.75%

     IDT Corp. CL B * ...............................   3000           $  41,370
                                                                       ---------
     DIVERSIFIED ELECTRONICS - 7.61%

     AVX Corp. ......................................   2000           $  31,580
     Technitrol Inc. ................................   1500              34,725
                                                                       ---------
                                                                       $  66,305
                                                                       ---------
     DRUG MANUFACTURERS (MAJOR) - 5.38%

     Pfizer Inc. ....................................   2000           $  46,940
                                                                       ---------
     DRUG MANUFACTURERS (OTHER) - 2.34%

     Bradley Pharmaceuticals Inc. * .................   2000           $  20,400
                                                                       ---------
     INSURANCE (ACCIDENT & HEALTH) - 6.24%

     UnumProvident Corp. .............................  3000           $  54,390
                                                                       ---------
     INSURANCE (LIFE) - 5.87%

     Aegon NV ADR ** ................................   3000           $  51,210
                                                                       ---------

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006

                                                      SHARES        MARKET VALUE
                                                      ------        ------------
     MONEY CENTER BANKS - 3.95%

     Melon Financial Corp. ..........................   1000           $  34,430
                                                                       ---------
     OIL & GAS DRILLING & EXPLORATION - 8.35%

     Pioneer Drilling Co. * .........................   2000           $  30,880
     Whiting Petroleum Corp. * ......................   1000              41,870
                                                                       ---------
                                                                       $  72,750
     OIL & GAS EQUIPMENT & SERVICES - 9.68%

     Seitel, Inc. * .................................  23704           $  84,386
                                                                       ---------
     OIL & GAS PIPELINES - 6.88%

     El Paso Corporation ............................   4000           $  60,000
                                                                       ---------
     PERSONAL COMPUTERS - 4.21%

     Dell Inc. * ....................................   1500           $  36,690
                                                                       ---------
     PROCESSING SYSTEMS & PRODUCTS - 2.06%

     Nortel Networks Corp.* ** ......................   8000           $  17,920
                                                                       ---------
     REAL ESTATE DEVELOPMENT - 3.80%

     Consolidated-Tomoka Land Co. ...................    600           $  33,084
                                                                       ---------
     RETAIL (APPAREL) - 2.99%

     Gap, Inc. ......................................   1500           $  26,100
                                                                       ---------
     TEXTILE (APPAREL CLOTHING) - 3.83%

     Liz Claiborne, Inc. ............................    900           $  33,354
                                                                       ---------
     TOYS & GAMES - 2.77%

     JAKKS Pacific, Inc. ............................   1200           $  24,108
                                                                       ---------

     TOTAL COMMON STOCKS (COST $752,334) ............................. $ 864,029
                                                                       ---------

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006

                                                      SHARES        MARKET VALUE
                                                      ------        ------------
CASH EQUIVALENTS - 0.84%

     MONEY MARKET FUNDS

     Prime Obligation Fund ISS (4.66% Yield) ........  7,363           $   7,363
                                                                       ---------
     TOTAL CASH EQUIVALENTS (COST $7,363) ............................ $   7,363
                                                                       ---------

TOTAL INVESTMENTS (COST $759,697) - 99.96% ........................... $ 871,392
                                                                       ---------

CASH AND OTHER ASSETS NET OF LIABILITIES - 0.04% ..................... $     342
                                                                       ---------

NET ASSETS - 100.00% ................................................. $ 871,734
                                                                       =========

*  Non-income producing security
** Aegon NV is domiciled in the Netherlands
   Nortel Networks is domiciled in Canada

The accompanying notes are an integral part of the financial statements.

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006

                      Statement of Assets and Liabilities
                           June 30, 2006 (Unaudited)

ASSETS

     Investments, at Market Value (Cost - $759,697) ................. $ 871,392
     Cash ...........................................................       537
     Dividends Receivable ...........................................       600
     Receivable Due from Adviser ....................................       348
     Other Assets ...................................................     1,050
                                                                      ---------
     Total Assets ................................................... $ 873,927
                                                                      ---------
LIABILITIES

     Accrued Investment Advisory Fee ................................       706
     Other Payables and Accrued Expenses ............................     1,487
                                                                      ---------
     Total Liabilities .............................................. $   2,193
                                                                      ---------

NET ASSETS

     Capital (Par value and paid in surplus) ........................ $ 762,186
     Undistributed Net Investment income ............................     1,962
     Undistributed Realized (Loss) on Investments ...................    (4,165)
     Net Unrealized Appreciation on Investments .....................   111,751
                                                                      ---------
     Net Assets ..................................................... $ 871,734
                                                                      =========
     Shares of Beneficial Interest Outstanding ......................    76,766
                                                                      ---------
     Net Asset Value Per Share ...................................... $   11.36
                                                                      =========

The accompanying notes are an integral part of the financial statements.

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006


                             Statement of Operations
                January 1, 2006 through June 30, 2006 (Unaudited)



INVESTMENT INCOME

     INCOME

     Dividends ...................................................... $   6,160
     Interest .......................................................     1,239
                                                                      ---------
     Total Income ................................................... $   7,399
                                                                      ---------
     EXPENSES

     Investment Advisory Fees (Note 3)............................... $   4,311
     Custodian Fees and Expenses ....................................     1,599
     Audit and Accounting Fees ......................................     1,250
     Directors' Fees and Expenses ...................................         0
     Other Fees and Expenses ........................................       972
                                                                      ---------
     Total Expenses ................................................. $   8,132
     Less Expenses Reimbursed by Adviser (Note 3)....................    (2,695)
                                                                      ---------
     Net Expenses ................................................... $   5,437
                                                                      ---------
     Net Investment Income/(Loss) ................................... $   1,962
                                                                      ---------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS

     Realized Gain/(Loss) on Investments ............................ $  (4,165)
     Change in Unrealized Appreciation on Investments ...............    37,076
                                                                      ---------
     Net Realized and Unrealized Gain/(Loss) on Investments ......... $  32,911
                                                                      ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS .......................... $  34,873
                                                                      =========


The accompanying notes are an integral part of the financial statements.

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006

                       Statement of Changes in Net Assets
                January 1, 2006 through June 30, 2006 (Unaudited)


                                                          6 Months      Year
                                                            Ended      Ended
                                                          6/30/2006     2005
                                                          ---------   ---------
CHANGE IN NET ASSETS

     FROM OPERATIONS

     Net Investment Income/(Loss)  ...................... $   1,962   $   5,669
     Net Realized Gain/(Loss) on Investments ............    (4,165)     43,482
     Net Increase/(Decrease) in Unrealized
     Appreciation on Investments ........................   (69,844)    (69,844)
                                                          ---------   ---------
     Net Increase/(Decrease) in Net Assets
     from Operations .................................... $  37,076   $ (20,693)
                                                          ---------   ---------
     FROM DISTRIBUTIONS TO SHAREHOLDERS

     Net Investment Income .............................. $       0  $  (5,669)
     Net Realized Gains .................................         0    (40,022)
                                                          ---------   ---------
     Net Increase/(Decrease) in Net Assets
     from Distributions ................................. $       0  $ (45,691)
                                                          ---------   ---------
     FROM CAPITAL SHARE TRANSACTIONS

     Proceeds from Sale of Shares ....................... $  10,000   $  20,000
     Shares Issued in Reinvestment of Dividends .........    45,691           0
     Cost of Shares Redeemed ............................         0    (112,335)
                                                          ---------   ---------
     Net Increase/(Decrease) in Net Assets
     from Share Transactions ............................ $  55,691  $ (92,335)
                                                          ---------   ---------

NET ASSETS

     Total Increase/(Decrease) in Net Assets ............ $  90,564  $ (158,719)
     Net Assets at Beginning of Period ..................   781,170     939,889
                                                          ---------   ---------
     Net Assets at End of Period ........................ $ 871,734   $ 781,170
                                                          =========   =========

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006

                                                          6 Months      Year
                                                            Ended      Ended
                                                          6/30/2006     2005
                                                          ---------   ---------
SHARES TRANSACTIONS

     Issued .............................................       902       1,708
     Reinvested .........................................     4,135           0
     Redeemed ...........................................         0      (9,671)
                                                          ---------   ---------
     Net Increase/(Decrease) in Shares ..................     5,037      (7,963)
     Shares Outstanding at Beginning of Period ..........    71,729      79,692
                                                          ---------   ---------
     Shares Outstanding at End of Period ................    76,766      71,729
                                                          =========   =========


The accompanying notes are an integral part of the financial statements.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006

                              Financial Highlights
                    For a Share Outstanding During Each Period
                      Period Ended June 30, 2006 (Unaudited)


                                                                    6 Months      Year        Year
                                                                      Ended       Ended       Ended
                                                                    6/30/2006     2005       2004(a)
                                                                    ---------   ---------   ---------

     Net Asset Value at Beginning of Period ....................... $   10.89   $   11.79   $   10.00
                                                                    ---------   ---------   ---------
     INCOME FROM INVESTMENT OPERATIONS

     Net Investment Income/(Loss) ................................. $    0.03   $    0.08   $   (0.01)
     Net Realized and Unrealized Gain/(Loss) on Investments .......      0.44       (0.34)       1.80
                                                                    ---------   ---------   ---------
     Total from Investment Operations ............................. $    0.47   $   (0.26)  $    1.79
                                                                    ---------   ---------   ---------
     LESS DISTRIBUTIONS TO SHAREHOLDERS

     From Net Investment Income ................................... $    0.00   $    0.08   $    0.00
     From Net Realized Gain .......................................      0.00        0.56        0.00
                                                                    ---------   ---------   ---------
     Total Distributions to Shareholders .......................... $    0.00   $    0.64   $    0.00
                                                                    ---------   ---------   ---------

     Net Asset Value at End of Period ............................. $   11.36   $   10.89   $   11.79
                                                                    =========   =========   =========

     Total Return (b) .............................................     4.27%     (2.26)%    17.94%(b)


                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006

                              Financial Highlights
                    For a Share Outstanding During Each Period
                      Period Ended June 30, 2006 (Unaudited)


                                                                    6 Months      Year        Year
                                                                      Ended       Ended       Ended
                                                                    6/30/2006     2005       2004(a)
                                                                    ---------   ---------   ---------

RATIOS AND SUPPLEMENTAL DATA

     Net Assets at End of Period ($1000s) ......................... $     872   $     781   $     940

     RATIOS TO AVERAGE NET ASSETS

     Expenses .....................................................   1.25% (c)     1.25%       1.25%
     Expenses before reimbursement ................................   1.87% (c)     1.90%       2.38%
     Net Investment Income/(Loss) .................................   0.45% (c)     0.62%      (0.13%)
     Net Investment Income/(Loss) before reimbursement .. .........  (0.17%)(c)    (0.03%)     (1.26%)
     Portfolio Turnover Rate ......................................   36.9%         50.9%       56.0%


(a) The Fund commenced operations on January 15, 2004
(b) Not annualized
(c) Annualized

The accompanying notes are an integral part of the financial statements.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006

                         Notes to Financial Statements
                           June 30, 2006 (Unaudited)
1.  Organization

Foresight Funds Inc. (the "Company"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Company's Articles of Incorporation permit the Board of Directors of the Company (the "Board") to issue 100,000,000 shares of common stock at $.0001 par value per share. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any shares not issued with respect to such series. A single series of shares comprising the Foresight Value Fund (the "Fund"), has been authorized. The Fund's investment objective is to provide long-term capital appreciation by primarily investing in equities. Foresight Asset Management, LLC (the "Adviser") serves as investment adviser to the Fund.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Readily marketable securities listed on the New York Stock Exchange are valued at their last sales price of the day for which the value is being determined. If there has been no sale of a security on such day, the security is valued at the mean of the closing bid and asked prices. Readily marketable securities listed on other national securities exchanges are valued in a similar manner. If market quotations are not readily available for an asset, the Fund's Board will value such assets at a fair value determined in good faith.

Federal Income Taxes - There is no provision for federal income tax. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006

Accounting for Investments - Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis. Interest income is recorded on an accrual basis or monthly as paid.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Distributions - Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

3. Related Party Transactions

The Fund retains Foresight Asset Management, LLC as its investment adviser. The Adviser provides the Fund with investment advice and transfer agent, accounting and administrative services.

Under the terms of the Investment Advisory Agreement (the "Agreement"), the Adviser receives an annualized management fee equal to 1% of the Fund's average daily net asset value, computed daily. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Agreement, the Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year, exceed the sum of 1.25% of the average daily net asset values of the Fund during such year. The expenses incurred by the Fund exceeded the percentage limitation during the period from January 1, 2006 through June 30, 2006 and the Adviser reimbursed the Fund $2,695.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2006, Michael M. Bissell

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006


and Hilda M. Bissell, joint tenants in common, held 68.99% of the outstanding Fund shares and Michael M. Bissell, as custodian for his daughters, held an additional 23.55% of the outstanding Fund shares.

No remuneration was paid to Fund officers or to Fund directors during the period from January 1, 2006 through June 30, 2006.

4.  Investments

For the period from January 1, 2006 through June 30, 2006, purchases and sales of investment securities, other than short-term investments, aggregated $332,808 and $306,575, respectively. The gross unrealized appreciation for all securities totaled $148,157 and the gross unrealized depreciation for all securities totaled ($36,406) for a net unrealized appreciation of $111,751. The aggregate cost of securities for federal income tax purposes as of June 30, 2006 was $752,334.

5.	Distribution to Shareholders

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent these differences are permanent; such amounts are reclassified within the capital accounts based on federal income tax regulations. For the period from January 1, 2006 through June 30, 2006, no distributions have been made.

As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain      $  (4,165)
Unrealized appreciation             111,751
                                  ---------
                                  $ 107,586

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006

                     FORESIGHT FUND'S OFFICERS AND DIRECTORS

Foresight Fund's Officers and Directors

The Statement of Additional Information (SAI) includes additional information about Fund directors and is available, free of charge, by calling our toll-free number 1-877-FSV-FUND (378-3863) to request a copy.

Name and Age: Michael M. Bissell, Age 53
Address: 1634 Pebble Chase Dr., Katy, TX 77450
Position(s) Held: Chairman of the Board of Directors, President and Treasurer Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years: President and Treasurer of Foresight Funds, Inc.; President of Foresight Asset Management, LLC; Engineering Supervisor, Bechtel Corp.
Number of Fund Complex Portfolios Overseen by Director: 1
Other Directorships Held by Director: None

Name and Age:  Hilda M. Bissell, Age 50
Address: 1634 Pebble Chase Dr., Katy, TX 77450
Position(s) Held:  Secretary
Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years: Secretary of Foresight Funds, Inc.; Family Practice Physician

Name and Age:  Herbert R. Leita, Age 54
Address: 4166 Triangle Cr., Kingsport, TN 37664
Position(s) Held:  Independent Director
Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years:  Project Engineer, Bechtel,
Inc.
Number of Fund Complex Portfolios Overseen by Director: 1
Other Directorships Held by Director: None

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006


Name and Age:  Rebecca L. Leita, Age 52
Address: 4166 Triangle Cr., Kingsport, TN 37664
Position(s) Held:  Independent Director
Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years: Owner, All Occasion Gift Basket and Flowers
Number of Fund Complex Portfolios Overseen by Director: 1
Other Directorships Held by Director: None

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006


                      (This page intentionally left blank)

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006

QUARTERLY PORTFOLIO HOLDINGS REPORT

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Form N-Q is available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICY

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling the Fund at 1-877-FSV-FUND (378-3863) or on the SEC's website at http://www.sec.gov.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2006

DIRECTORS AND PRINCIPAL OFFICERS

Michael M. Bissell, Chairman, President, and Treasurer
Hilda M. Bissell, Secretary
Herbert R. Leita, Director
Rebecca L. Leita, Director

INVESTMENT ADVISOR

Foresight Asset Management, LLC
1634 Pebble Chase Dr.
Katy, TX 77450

INDEPENDENT ACCOUNTANTS

Marmann, McCrary & Associates, P.C.
900 E. 2nd St.
Sheffield, AL 35660

CUSTODIAN

Mission Management & Trust Co.
3567 E. Sunrise Drive, Ste. 235
Tucson, AZ 85718



This report is intended only for the information of shareholders or those who have received the Fund's prospectus which contains information about the Fund's management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 10. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of August 25, 2006 [within 90 days of filing date of this Form N-CSR], the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes - Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b)  Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
     Section 906 of the Sarbanes - Oxley Act of 2002 is filed herewith.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Foresight Funds, Inc.


By /s/ Michael M. Bissell
       ------------------
       Michael M. Bissell, President

Date:  8/28/05


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/ Michael M. Bissell
       ------------------
       Michael M. Bissell, President

Date:  8/28/05


By /s/ Michael M. Bissell
       ------------------
       Michael M. Bissell, Treasurer

Date:  8/28/05